UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

June 29, 2020
____________________

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification No.

001-09057	WEC ENERGY GROUP, INC.	39-1391525
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 1331
Milwaukee, WI 53201
(414) 221-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value	WEC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

As previously disclosed, Frederick D. Kuester, Senior Executive Vice President of WEC Energy Group, Inc. (the “Company”), retired from the Company effective July 1, 2020.

In light of Mr. Kuester’s significant contributions to the success of the Company since his return to service, on June 29, 2020, the Compensation Committee of the Company’s Board of Directors accelerated the vesting of all unvested shares of restricted stock awarded to Mr. Kuester, consisting of approximately 20,931 shares, effective July 1, 2020.

At the same time, effective July 1, 2020, the Compensation Committee approved additional long-term incentive awards for Scott J. Lauber, Senior Executive Vice President and Chief Operating Officer of the Company, in connection with his June 1, 2020 appointment as Chief Operating Officer. The long-term awards consist of 406 shares of restricted stock, 1,760 performance units and 5,750 stock options, and all have the same respective terms and conditions as previous long-term awards to Mr. Lauber.

In addition, on June 29, 2020, the Company entered into a Consulting Agreement with Mr. Kuester, which is effective July 2, 2020 (the “Consulting Agreement”). Pursuant to the Consulting Agreement, Mr. Kuester will consult for the Company on capital project planning and execution and enterprise risk management matters (the “Services”) for an initial term of 12 months (the “Initial Term”), unless earlier terminated by either party. After the Initial Term, the Consulting Agreement will renew on a month to month basis until terminated by either party. The Company will pay Mr. Kuester a monthly fee of $15,000 for the Services, plus reasonable travel expenses. A copy of the Consulting Agreement is attached hereto as Exhibit 10.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

10.1	Consulting Agreement between WEC Energy Group, Inc. and Frederick D. Kuester, effective July 2, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEC ENERGY GROUP, INC.
(Registrant)

/s/ William J. Guc
Date: July 2, 2020	William J. Guc, Vice President and Controller

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